HENDERSON GLOBAL FUNDS

Henderson Emerging Markets Fund
(the “Fund”)

Supplement dated January 29, 2016 to the
Prospectus dated November 30, 2015 as amended December 17, 2015 and
Summary Prospectus dated November 30, 2015

This Supplement provides new information and modifies certain disclosure in the Prospectus dated November 30, 2015 as amended December 17, 2015 and the Summary Prospectus dated November 30, 2015.  Investors should retain this Supplement with the Prospectus for future reference.

Effective February 29, 2016, the Henderson Emerging Markets Fund (the “Fund”) is adding Michael Cahoon as Co-Portfolio Manager.  Glen Finegan will continue as a Portfolio Manager of the Fund.  As a result, the Prospectus is amended and supplemented, effective February 29, 2016, as follows:

The second sentence under the “Fund Summary-Management” section on page eighteen (18) of the Prospectus is deleted in its entirety and replaced with the information below:

The following individuals make up the Fund’s portfolio management team:

• Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has managed the Fund since March 2015.

• Michael Cahoon, Portfolio Manager, will co-manage the Fund effective February 29, 2016.

The following paragraph is added to “Management of the Funds–Portfolio Managers-Emerging Markets Fund” section on page eighty-nine (89) of the Prospectus:

Michael Cahoon, Portfolio Manager, will co-manage the Fund. He joined Henderson Global Investors in 2015 and has over five years of investment management industry experience.

HENDERSON GLOBAL FUNDS

Henderson Emerging Markets Fund

Supplement dated January 29, 2016
to the Statement of Additional Information dated November 30, 2015

This Supplement provides new information and modifies certain disclosure in the Statement of Additional Information dated November 30, 2015.  Investors should retain this Supplement with the Statement of Additional Information for future reference.

Effective February 29, 2016, the following will replace the third paragraph under “Portfolio Managers-Portfolio Management” beginning on page eighty-eight (88) of the Statement of Additional Information:

Glen Finegan is the lead portfolio manager for the Emerging Markets Fund. Michael Cahoon will co-manage the Emerging Markets Fund.

Mr. Cahoon does not own shares of the Emerging Markets Fund. The Fund’s shares are not registered to be sold outside of the US.  Mr. Cahoon resides outside of the US and is not eligible to purchase shares of the Emerging Markets Fund.

The following will be added to the table under “Portfolio Managers-Portfolio Management” beginning on page eighty-nine (89) of the Statement of Additional Information:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Michael Cahoon1	Henderson Emerging Markets Fund	$32.882	---	---	---	---	$32.882

1 Effective February 29, 2016, Michael Cahoon is a Portfolio Manager of the Henderson Emerging Markets Fund. As of such date, the Emerging Markets Fund is the only account managed by Mr. Cahoon.
2 As of December 31, 2015.